UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2007

ACUITY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16583	58-2632672
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2400, Atlanta, GA		30309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 404-853-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On August 14, 2007, Acuity Brands, Inc. (the “Company”) announced that the Company has been authorized to repurchase an additional 2,000,000 shares, or almost 5%, of the Company’s outstanding common stock. Also, at the end of the previous fiscal quarter, the Company had continuing authorization to buyback 368,300 shares of the Company’s stock under the repurchase program announced in June of 2006. Under the share repurchase programs, the Company expects to acquire shares primarily through open market transactions, subject to market conditions and other factors. The Company may enter into Rule 10b5-1 plans to facilitate open market repurchases under the programs.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

99.1         Press Release dated August 14, 2007 (Filed with the Commission as part of this Form 8-K).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 15, 2007

ACUITY BRANDS, INC.

By:	/s/ Kenyon W. Murphy
Kenyon W. Murphy Executive Vice President, Chief Administrative Officer, and General Counsel

EXHIBIT INDEX

99.1         Press Release dated August 14, 2007 (Filed with the Commission as part of this Form 8-K).